Thornburg Florida Intermediate Municipal Fund

Fund facts. . . as of 9/30/98

                                             Thornburg
                                        Florida Intermediate
                                           Municipal Fund
                                               A Shares
SEC Yield                                       3.85%
Taxable Equiv. Yields                           6.57%
NAV                                             $12.37
Max. Offering Price                             $12.82

Total returns. . . as of 9/30/98
(Annual Average - After Subtracting Maximum Sales Charge)

One Year                                        2.89%
Three Year                                      5.08%
Since Inception                                 4.79%
Inception Date (2/1/94)

The taxable equivalent yield assumes a 39.6% marginal federal tax rate and a 0.2% intangible tax.
The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost. Maximum sales charge of the Fund's Class A Shares is 3.50%. The Fund's Class C Shares were converted to Class A Shares on April 30, 1996.
The data quoted represent past performance and may not be construed as a guarantee of future results.

Letter to shareholders
November 6, 1998


Dear Shareholder,
We are pleased to present the Annual Report for the Florida Portfolio of Thornburg Intermediate Municipal Fund for the fiscal year ending September 30, 1998. The net asset value increased 23 cents per share to $12.37 during the year. If you were with us for the entire period, you received dividends of 55.6 cents per share. If you reinvested your dividends, you received 56.7 cents per share. Your Thornburg Florida Intermediate Municipal Fund portfolio currently holds over 50 municipal obligations from Florida municipal borrowers. Approximately 82% of the bonds are rated A or better by one of the major rating agencies. As you know, we "ladder" the maturities of the bonds in your portfolio so that some bonds are scheduled to mature at par during each of the coming years. Today, your fund's weighted average maturity is approximately 8.5 years, and we always keep it below 10 years. Percentages of the portfolio maturing in the coming years are summarized below:

                            % of portfolio          Cumulative %
                           maturing within         maturing by end of

                             2 years = 8%            year 2 = 8%
                        2 to 4 years = 8%            year 4 = 16%
                       4 to 6 years = 14%            year 6 = 30%
                       6 to 8 years = 19%            year 8 = 49%
                      8 to 10 years = 17%            year 10 = 66%
                      10 to 12 years = 8%            year 12 = 74%
                      12 to 14 years = 9%            year 14 = 83%
                      14 to 16 years = 7%            year 16 = 90%
                      16 to 18 years = 9%            year 18 = 99%
                       Over 18 years = 1%

Over the last year your average portfolio maturity has increased slightly. The passage of time shortened the maturities of the bonds we owned at the beginning of the year. Until mid-summer, we directed portfolio cash flow and new money into the longer half of your bond ladder, taking advantage of the plentiful supply and good selection of new municipal bonds coming to market this year. Today, we are managing the portfolio to keep the average maturity approximately where it is. We will stick with this approach if interest rates remain stable or decrease. If bond yields increase, we will slightly extend the average portfolio maturity. This would permit us to increase our dividend yields if higher yields are available. For the past 4 years Americans have been net sellers of municipal and government bonds. Investment dollars have flowed instead to equities, money market investments, and (until recently) overseas opportunities. A combination of sharp volatility in equity markets worldwide and deflationary winds blowing from Asia may be rekindling the appetite of U.S. investors for bond investing, although the money flows to the U.S. bond market are not yet significant from domestic investors. If the Federal Reserve cuts short term interest rates again in the coming months, some of the money now flowing into money market funds* may begin to move to intermediate and longer maturity bonds. Assets of these money market funds now total over $1.3 trillion! As the accompanying graph shows, long term interest rates dropped considerably in the last year in anticipation of an economic slowdown and an expected drop in short term interest rates. Since September 30, short maturity interest rates have fallen further, while very long maturity rates have increased slightly. Yields on Florida bonds were slightly lower than those shown above for the U.S. municipal bond market as a whole. Any observer must be impressed by the fundamental strength of the broad U.S. economy, and of Florida's. More people than ever before are working. Wages are firm. But tax receipts are beginning to slow down, and government spending is accelerating. Taken as a whole, U.S. cities continue to increase their financial reserves for the fifth consecutive year. Most states report similar favorable news, but there is one possible cloud: if the U.S. economy slows as state and local government spending accelerates, some entities will not manage the transition smoothly. If the current strength of the U.S. economy persists, we expect long maturity interest rates to increase in 1999. If our economy slows, short maturity bond rates and money market interest rates will quickly drop. We believe the U.S. economy will not go down without a fight. Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity bonds has allowed your fund to consistently perform well in varying interest rate environments. Your fund has earned Morningstar's 4 star overall rating** for risk adjusted performance. We would like to attribute this to capable execution of a sensible investment strategy over time. Thank you for investing in Thornburg Florida Intermediate Municipal Fund. Sincerely,

Brian J. McMahon        George T. Strickland
Portfolio Manager       Portfolio Manager

*Money market funds strive to keep a stable net asset value. The net asset value of the fund can and does fluctuate.
**Morningstar proprietary rating reflects historical risk adjusted performances as of 9/30/98. Ratings are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar overall ratings are calculated from the funds' three-, five-, and ten year average annual returns and a risk factor that reflects fund performance relative to three month Treasury bill returns. 10% of the funds in an investment category receive five stars and 22.5% receive four stars. THFLX is ranked 4 stars for the 3 year period ending 9/30/98. At 9/30/98, there were 1581 bond funds with 3-year ratings in Morningstar's Municipal Single State Intermediate category. Past performance cannot guarantee future results.

Statement of assets and liabilities
Thornburg Florida Intermediate Municipal Fund
September 30, 1998

ASSETS

Investments at value (cost $27,675,150)                         $  29,041,514
Cash                                                                   40,425
Receivable for fund shares sold                                        60,633
Interest receivable                                                   519,624
Prepaid expenses and other assets                                         520

Total Assets                                                       29,662,716

LIABILITIES

Payable for investments purchased                                   1,433,923
Accounts payable and accrued expenses                                  55,846
Payable to investment advisor                                          12,303
Payable for fund shares sold                                            7,000
Dividends payable                                                      63,093
Total Liabilities
                                                                    1,572,165

NET ASSETS                                                      $  28,090,551

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share ($28,090,551
applicable to 2,271,176 shares of beneficial interest
outstanding - Note 4)                                           $       12.37

Maximum sales charge, 3.50 % of offering
price (3.63% of net asset value per share)                               0.45
Maximum Offering Price Per Share                                $       12.82


See notes to financial statements.


Statement of operations
Thornburg Florida Intermediate Municipal Fund
Year Ended September 30, 1998

INVESTMENT INCOME:
Interest income (net of premium amortized of $101,249)    $ 1,460,144

EXPENSES:
Investment advisory fees (Note 3)                             132,113
Administration fees (Note 3)                                   33,028
Service fees (Note 3)                                          61,932
Transfer agent fees                                            20,934
Custodian fees                                                 27,375
Professional fees                                               7,616
Trustee fees                                                      516
Other expenses                                                  8,639

Total Expenses                                                292,153

Less:
Expenses reimbursed by investment advisor (Note 3)            (32,255)

Net Expenses                                                  259,898

Net Investment Income                                       1,200,246

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 5)
Net Realized gain on investments sold                             829
Increase in unrealized appreciation of investments            521,930

Net Realized And Unrealized Gain On Investments               522,759

Net Increase In Net Assets Resulting From Operations      $ 1,723,005

See notes to financial statements.


Statement of changes in net assets

            Year Ended  Year Ended
            September 30, 1998      September 30, 1997

INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
Net investment income                           $     1,200,246  $   1,081,089
Net realized gain (loss) on investments sold                829        (12,081)
Increase in unrealized appreciation of investment       521,930        472,555

Net Increase In Assets Resulting From Operations      1,723,005      1,541,563

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares                                       (1,200,246)    (1,081,089)


FUND SHARE TRANSACTIONS - (Note 4):
Class A Shares                                        2,904,944      4,701,115

Net Increase In Net Assets                            3,427,703      5,161,589


NET ASSETS:

               Beginning of year                     24,662,848     19,501,259

               End of year                       $   28,090,551   $ 24,662,848

See notes to financial statements.


Notes to financial statements
September 30, 1998

Note 1 - Organization
Thornburg Florida Intermediate Municipal Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing seven series of shares of beneficial interest in addition to those of the Fund:
Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, and Thornburg Global Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Fund currently offers only one class of shares of beneficial interest, Class A shares. On April 30, 1996, all existing Class C shares were converted at net asset value, without the imposition of a deferred sales charge, into Class A shares of an equivalent value.The Fund no longer offers Class B or Class C shares.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the year ended September 30, 1998 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes. When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually. General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee and Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the year ended September 30, 1998, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 1998, the Adviser voluntarily reimbursed certain operating expenses amounting to $32,255. The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the year ended September 30, 1998, the Distributor earned commissions aggregating $11,198 from the sale of Class A shares. Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed .25 of 1% per annum of the average net assets attributable to each class of shares of the Fund for payments made by the Adviser to
securities   dealers  and  other   financial   institutions  to  obtain  various
shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffilliated trustees is borne by the Trust.


Note  4 - Shares of Beneficial Interest
At September 30, 1998 there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $26,875,597. Transactions in shares of beneficial interest were as follows:

                              Yr Ended Sept 30, 1998     Yr Ended Sept 30, 1997
Class A Shares                 Shares       Amount       Shares     Amount
Shares sold                  1,756,020  $21,482,186    2,459,475 $ 29,388,952
Shares issued to shareholders in
reinvestment of distributi      37,405      457,724       38,451      460,678
Shares repurchased          (1,554,599)  (2,107,254)  (2,107,254) (25,148,515)
Net Increase                   238,826 $  2,904,944      390,672 $  4,701,115

Note 5 - Securities Transactions
For the year ended September 30, 1998, the Fund had purchase and sale transactions (excluding short-term securities) of $23,101,465 and $19,091,393, respectively. The cost of investments for Federal Income tax purposes is $27,680,081. At September 30, 1998, net unrealized appreciation of investments was $1,361,433, resulting from $1,366,835 gross unrealized appreciation and $5,402 gross unrealized depreciation. Accumulated net realized losses from securities transactions included in net assets at September 30, 1998 aggregated $151,410. For Federal income tax purposes, the Fund has realized capital loss carryforwards of $144,452 from prior fiscal years available to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows:
September 30, 2003 - $90,253, September 30, 2004 - $13,904, September 30, 2005 -
$34,967 and September 30, 2006 - $5,328.


Financial highlights

Thornburg Florida Intermediate Municipal Fund
Per share operating performance (for a share outstanding throughout the year)

                                                                      Period from Feb. 1 (a) -
                                                Yr Ended Sept 30,           September 30,
                                        1998      1997      1996      1995      1994

Class A Shares:
Net asset value, beginning of year $   12.14 $   11.88 $   11.83 $   11.54 $   12.06

Income from investment operations:
Net investment income                   0.56      0.56      0.57      0.63      0.40
Net realized and unrealized
gain (loss) on investments              0.23      0.26      0.05      0.29
                                                                               (0.52)

Total from investment operations        0.79      0.82      0.62      0.92     (0.12)
Less dividends from:
Net investment income                  (0.56)    (0.56)    (0.57)    (0.63)    (0.40)

Change in net asset value               0.23      0.26      0.05      0.29     (0.52)

Net asset value, end of year       $   12.37 $   12.14 $   11.88 $   11.83 $   11.54

Total return (b)                        6.62%     7.04%     5.37%     8.22%    (0.95)%

Ratios/Supplemental Data Ratios to average net asset:
Net investment income                   4.54%     4.65%     4.80%     5.41%     5.09%(c)
Expenses, after expense reductions      0.98%     0.83%     0.61%     0.38%     0.25%(c)
Expenses, before expense reductions     1.11%     1.13%     1.34%     1.44%     1.95%(c)

Portfolio turnover rate                70.81%    51.48%    77.12%    89.60%    19.94%

Net assets at end of year (000)  $    28,091   $ 24,663  $ 19,501  $ 14,822  $ 8,076

(a) Commencement of operations.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c) Annualized

Schedule of Investments
Thornburg Florida Intermediate
Municipal Fund September 30, 1998 CUSIPS: Class A -885-215-707;
NASDAQ Symbol: Class A - THFLX
720,000        Brevard County Tourist Development Tax Revenue         NR/NR           $759,852
               Series 1993, 6.325% due 3/1/03 (Florida Marlins
               Training Facilities)
400,000        Broward County Educational Facilities Authority        NR/AAA          432,972
               Series 1994, 5.60% due 4/1/04 (Nova Southeastern
               University Project; Guaranteed: Connie Lee)
1,000,000      Broward County Florida Housing Finance Authority       Aaa/NR          1,020,280
               Refunding Series A, 5.20% due 4/1/17
               (Collateralized: FNMA/GNMA)
570,000        Broward County Health Facilities Authority, 7.00%      Aaa/AAA         626,800
               due 8/15/11 (North Beach Hospital Project; Insured:
               MBIA)
445,000        Broward County Housing Finance Authority Home          Aa3/BBB         95,604
               Mortgage Revenue, 0% due 4/1/14
200,000        Cape Coral Special Obligation Wastewater Revenue,      Aaa/AAA         206,636
               5.625% due 7/1/00 (Green Area Project; Insured: FSA)
300,000        Cape Coral Special Obligation Wastewater Revenue,      Aaa/AAA         315,615
               5.75% due 7/1/01 (Green Area Project; Insured: FSA)
150,000        Cape Coral Special Obligation Wastewater Revenue,      Aaa/AAA         163,593
               6.00% due 7/1/03 (Green Area Project; Insured: FSA)
690,000        Cape Coral Special Obligation Wastewater Revenue,      Aaa/AAA         718,807
               6.10% due 7/1/05 (Green Area Project; Insured: FSA)
425,000        Clearwater Florida Housing Authority Finance Revenue   NR/A            443,335
               Refunding, 5.40% due 5/1/13
900,000        Clermont Water & Sewer Revenue Refunding, 5.00% due    NR/NR           921,339
               12/1/00
400,000        Dade County Florida School Board Certificate           Aaa/AAA         432,212
               Participation Series A, 5.20% due 5/1/06
285,000        Dade County General Obligation, 7.00% due 10/1/06      Aaa/AAA         342,844
               (Insured: AMBAC)
685,000        Dade County Guaranteed Entitlement Revenue, 9.75%      Aaa/AAA         739,773
               due 2/1/03 pre-refunded 2/1/00 @ 103 (Insured: AMBAC)
230,000        Dade County Health Facilities Revenue - Catholic       A1/NR           242,100
               Health, 7.50% due 8/15/00 (LOC: Allied Irish Bank)
51,000         Duval County Single Family Housing Revenue, 10.25%     Aaa/AAA         52,605
               due 5/15/16
700,000        Escambia County Health Facilities Series A, 8.70%      NR/BBB+         714,105
               due 10/1/14 partially pre-refunded 10/01/98 (Baptist
               Hospital Project)
155,000        Escambia Housing Finance Authority, 6.15% due 4/1/00   Aaa/NR          158,229
               (Collateralized: GNMA)
1,000,000      Florida Housing Development Authority, 6.25% due       NR/AAA          1,043,880
               12/1/06 (Hammock's Place Project)
165,000        Florida Housing Finance Agency, 7.65% due 6/1/99       Aaa/NR          167,252
               (Collateralized: GNMA)
1,000,000      Florida Housing Finance Agency Multi Family Housing    NR/AA           1,007,270
               Revenue Series 1983-F, 5.35% due 12/1/05 mandatory
               put 6/1/00 (Insured: Connecticut General)
500,000        Florida Housing Finance Agency Multi Family Housing    NR/AA           503,635
               Revenue Series 1983-G, 5.35% due 12/1/05 mandatory
               put 6/1/00 (Insured: Connecticut General)
380,000        Florida Housing Finance Agency Revenue Bonds, 5.30%    Aaa/AAA         398,069
               due 12/1/04 (Insured: AMBAC)
965,000        Florida Housing Finance Authority Series 94-B, 5.70%   NR/AAA          1,052,313
               due 10/1/24 mandatory put 10/1/04 (Plantation Colony
               Project; Collateralized: FNMA)
650,000        Florida Housing Finance Authority Multi Family         NR/AA-          663,630
               Housing Revenue, 5.10% due 4/1/13 put 4/1/02 (Park
               Colony Project; LOC: Mellon Bank)
275,000        Florida State Board of Education Series C, 6.90% due   Aaa/AAA         281,534
               6/1/99 (ETM)
300,000        Florida State Board of Education Series C, 6.00% due   Aaa/AA          308,799
               5/1/07
220,000        Florida State Board of Education Series D, 6.20% due   Aaa/AAA         226,959
               5/1/07 (Insured: MBIA) (ETM)
200,000        Florida State Department Corrections Certificates of   Aaa/AAA         219,774
               Participation Okeechobee Correctional, 5.90% due
               3/1/04 (Insured: AMBAC)
95,000         Fort Myers Florida Improvement Revenue, 6.00% due      Aaa/AAA         96,612
               12/1/13 (Insured: ACA)
365,000        Halifax Hospital Med Center Health Care Facilities     NR/A            370,063
               Revenue Series A, 5.00% due 4/1/12 (Insured: ACA)
1,000,000      Halifax Hospital Med Center Health Care Facilities     NR/A            1,001,600
               Revenue Series A, 5.20% due 4/1/18
300,000        Hernando County Industrial Development Revenue,        NR/NR           343,230
               8.50% due 12/1/14 (Florida Crushed Stone Project)
1,000,000      Hillsborough County Industrial Development             Aaa/AAA         1,094,750
               Authority, 5.50% due 8/15/06 (University Community
               Hospital Inc. Project; Insured: MBIA)
335,000        Jacksonville Florida Housing Revenue Windermere        NR/AAA          348,343
               Manor Series A, 5.125% due 9/20/04 (Collateralized:
               GNMA)
150,000        Jacksonville Health Facilities Industrial              Baa1/NR         163,297
               Development Revenue, 5.70% due 12/1/04 (National
               Benevolent Association Project)
100,000        Jacksonville Health Facilities Industrial              Baa1/NR         111,835
               Development Revenue, 6.00% due 12/1/09 (National
               Benevolent Association Project)
100,000        Jacksonville Health Facilities Industrial              Baa1/NR         111,619
               Development Revenue, 6.05% due 12/1/10 (National
               Benevolent Association Project)
600,000        Jacksonville Health Facilities Industrial              Baa1/NR         705,612
               Development Revenue, 8.00% due 12/1/15 (National
               Benevolent Association Project)
100,000        Jacksonville Loan Obligation Custody Receipts, 6.10%   Aaa/AAA         100,007
               due 4/1/01 (Insured: MBIA)
250,000        Jacksonville Loan Obligation Water & Sewer Revenue,    Aaa/AAA         250,408
               5.30% due 4/1/99 (Insured: MBIA)
1,035,271      Lummus Housing Development Corp., 8.00% due 12/1/10    NR/NR           1,035,271
               (Elderly Housing, Section 8 Project)
2,500,000      Miami Dade County Special Obligation Subordinated      Aaa/AAA         1,223,525
               Series 1997-C, 0% due 10/1/13 (Insured: MBIA)
205,000        Mirimar Wastewater Improvement Assessment Revenue,     Aaa/AAA         222,353
               6.00% due 10/1/02 (Insured: FGIC)
840,000        Mirimar Wastewater Improvement Assessment Revenue,     Aaa/AAA         954,786
               6.25% due 10/1/05 (Insured: FGIC)
50,000         Okaloosa County Custody Receipts, 6.10% due 4/1/02     Aaa/AAA         50,106
               (Insured: MBIA)
250,000        Orange County Housing Finance Authority, 6.10% due     NR/AAA          264,085
               10/1/05 (Collateralized: FNMA/GNMA)
115,000        Osceola County Health Facilities Revenue Series        Aaa/AAA         125,161
               1994, 5.75% due 5/1/04 (Evangelical Lutheran Good
               Samaritan Project; Insured: AMBAC)
100,000        Osceola County Industrial Development Authority,       Aaa/AAA         107,583
               7.50% due 7/1/02 (Insured: AMBAC)
515,000        Palm Beach County Industrial Development Revenue       NR/A+           581,682
               Series 1996, 6.10% due 12/1/07 (Lourdes-Noreen
               McKeen-Geriatric Care Project; LOC: Allied Irish
               Bank)
270,000        Palm Beach County Industrial Development Revenue       NR/A+           305,619
               Series 1996, 6.20% due 12/1/08 (Lourdes-Noreen
               McKeen-Geriatric Care Project; LOC: Allied Irish
               Bank)
690,000        Pensacola Airport Revenue, 6.25% due 10/1/05           Aaa/AAA         781,308
800,000        Pinellas County Educational Facility Authority         NR/NR           871,688
               Revenue, 8.00% due 2/1/11 (Clearwater Christian
               College Project)
1,390,000      Port Orange Florida Water And Sewer Revenue            Aaa/AAA         1,485,785
               Refunding, 5.25% due 10/1/10 (Insured: AMBAC)
500,000        Port St. Lucie Utility System Revenue Series 1996-A,   Aaa/AAA         355,350
               0% due 9/1/07 (Insured: FGIC)
500,000        Seminole County School Board Certificates of           Aaa/AAA         557,150
               Participation, 5.75% due 7/1/06 (Insured: MBIA)
1,000,000      South Broward Hospital District Revenue, 7.50% due     Aaa/AAA         1,162,870
               5/1/08 (Insured: AMBAC)

               TOTAL INVESTMENTS (Cost $27,675,150)                                $ 29,041,514

See notes to financial statements.


Independent auditor's report


To the Board of Trustees and Shareholders
Thornburg Florida Intermediate Municipal Fund
Santa Fe, New Mexico

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Florida Intermediate Municipal Fund, series of Thornburg Investment Trust as of September 30, 1998, the related statement of operations, the statement of changes in net assets, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Thornburg Florida Intermediate Municipal Fund as of September 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

New York, New York
October 23, 1998